Exhibit 99.1

THE MEET GROUP, INC.
(THE “COMPANY”)

SECTION 382 TAX BENEFITS PRESERVATION PLAN
EXEMPTION REQUEST PROCESS

Adopted as of October 25, 2019

The purpose of this document is to provide a process (the “Exemption Request Process”) for persons to follow with respect to a person’s submission of an exemption request to the Board of Directors (the “Board”) of The Meet Group, Inc., a Delaware corporation (the “Company”), for an exemption pursuant to Section 27 of the Company’s Section 382 Tax Benefits Preservation Plan, dated as of October 4, 2019 (the “Tax Benefits Plan”), by and between the Company and Action Stock Transfer Corporation, as Rights Agent. Such an exemption request would be intended so that a person could seek an exemption from the Tax Benefits Plan that would allow the requesting person to effect an acquisition of the Company’s Common Stock, $0.001 par value per share (the “Common Stock”) that would, if consummated, result in such person (together with its Affiliates and Associates) beneficially owning 4.99% or more of the then-outstanding Common Stock (or, in the case of an Existing Holder, additional shares of Common Stock) and, thereby, in the absence of an exemption being approved by the Board pursuant to this Exemption Request Process, could result in such person being deemed an Acquiring Person (as defined in the Tax Benefits Plan). The Exemption Request Process also provides guidance on how the Board would consider exemption requests that are submitted to it. Capitalized terms used in this Exemption Request Process but not defined herein shall have the meanings ascribed thereto in the Tax Benefits Plan.

1.
Any person who desires to effect any acquisition of Common Stock that would, if consummated, result in such person (together with its Affiliates and Associates) beneficially owning 4.99% or more of the then-outstanding Common Stock (or, in the case of an Existing Holder, additional shares of Common Stock) (a “Requesting Person”) may, prior to the acquisition of the Common Stock and in accordance with this Exemption Request Process, request that the Board grant an exemption with respect to the acquisition of Beneficial Ownership by such Requesting Person of up to a number of shares of Common Stock or a percentage of the shares of Common Stock outstanding (the “Exempted Amount”) such that such acquisition would not cause such person to become an Acquiring Person under the Tax Benefits Plan, unless and until such person acquires Beneficial Ownership of shares of Common Stock of the Company in excess of the Exempted Amount (other than pursuant to a stock split, reverse stock split, stock dividend, reclassification or similar transaction effected by the Company) in which case such person shall be an Acquiring Person (an “Exemption Request”).

2.
An Exemption Request shall be in proper form containing the information, representations, acknowledgments and agreements set forth in Exhibit A hereto, and shall be delivered by registered mail, return receipt requested, to the Secretary of the Company at the principal executive office of the Company. An Exemption Request shall also be submitted to the Company

Exhibit 99.1

via email to exemptionrequest@themeetgroup.com with “exemption request” in the subject line.

3.
To be in proper form, an Exemption Request shall set forth in writing (i) the name and address of the Requesting Person, together with all Affiliates and Associates of the Requesting Person, (ii) the number and percentage of shares of Common Stock then Beneficially Owned by the Requesting Person, together with all Affiliates and Associates of the Requesting Person, (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person proposes to acquire Beneficial Ownership of Common Stock aggregating to 4.99% or more of the then outstanding Common Stock (or, in the case of an Existing Holder, additional shares of Common Stock), (iv) the maximum number and percentage of shares of Common Stock that the Requesting Person proposes to acquire pursuant to the Exemption Request, and (v) the time period during which the Requesting Person proposes to acquire Common Stock pursuant to the Exemption Request.

4.
To further be in proper form, the Requesting Person shall represent in an Exemption Request the following in connection with any purchase of Common Stock contemplated by the Exemption Request: (i) the Requesting Person acknowledges the Tax Benefits Plan and the terms and conditions thereof, including that any person must seek a waiver or exemption from the Company under the Tax Benefits Plan prior to acquiring beneficial ownership of 4.99% or more of any shares of the Common Stock (or, in the case of Existing Holders, additional shares of Common Stock), (ii) the Requesting Person shall not proceed with any acquisitions of Common Stock contemplated by an Exemption Request until such time, if ever, as such Exemption Request is expressly approved by the Board in a writing provided to the Requesting Person, (iii) the Requesting Person is not acting in a concerted or coordinated manner with another shareholder of the Company except as disclosed in the Exemption Request, (iv) the Requesting Person is not in possession of material, non-public information regarding the Company, (v) the Requesting Person (either alone or together with its advisors) has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of any purchase of Common Stock pursuant to an Exemption Request, (vi) the Requesting Person shall not rely upon any express or implied representations, warranties or statements of any nature made by or on behalf of the Company (other than those contained in the Company’s public filings with the Securities and Exchange Commission or the Company’s other broadly disseminated public disclosures), whether or not any such representations, warranties or statements were made in writing or orally, (vii) the Requesting Person acknowledges and understands that the Company and its officers and Affiliates may possess material non-public information not known to the Requesting Person that may impact the value of the Common Stock (the “Confidential Information”), that the Company has not disclosed to the Requesting Person, including without limitation, (a) information received by directors, officers and other employees of the Company in their capacities as such, (b) information received by the Company on a confidential basis, and (c) information received on a privileged basis from its attorneys and financial advisers, (viii) the Requesting Person understands, based on its experience, the disadvantage to which the Requesting Person is subject due to the disparity of information between the Requesting Person and the Company, including, but not limited to, the lack of access to the Confidential Information, (ix) the Requesting Person acknowledges and

Exhibit 99.1

agrees that the Company shall have no liability to the Requesting Person whatsoever due to or in connection with the Company’s use or non-disclosure of the Confidential Information, and such Requesting Person hereby irrevocably waives any claims that it might have based on the failure of the Company or any of its Affiliates to disclose the Confidential Information to such Requesting Person, and such Requesting Person hereby irrevocably waives any claims that it might have based on any such acts or omissions, (x) the Requesting Person understands and acknowledges that the Company is under no obligation to approve any future Exemption Request, including, but not limited to, an Exemption Request for any future transferee of a Requesting Person, and (xi) the Requesting Person understands and acknowledges that the Exemption Request and any approval thereof is specific to the Requesting Person, applies only to the Requesting Person and not to any Affiliates, Associates or any other person, and is non-transferrable and non-assignable and, accordingly, cannot be sold, assigned, pledged, hypothecated, encumbered, or otherwise transferred to any other Person.

5.
The Exemption Request shall be signed and dated by an appropriate officer or authorized person of the Requesting Person representing that all information in the Exemption Request is true, correct, and complete in all respects, and that the Exemption Request does not (i) contain any untrue statements of a fact, or (ii) omit to state a fact necessary to make the statements therein not misleading.

6.
The Requesting Person shall respond promptly to requests from the Board and its advisors for additional information, or verification of information, to assist the Board in making its determination. Upon written request by the Secretary of the Company, the Board or any duly authorized committee thereof, any Requesting Person shall provide, within five (5) business days of delivery of such request (or such other period as may be specified in such request) such requested additional information or written verification, as the case may be, in a form and manner, including, if requested, an executed and notarized affidavit, satisfactory in the reasonable discretion of the Board, any duly authorized committee thereof or any duly authorized officer of the Company, to demonstrate the accuracy of any information submitted by the Requesting Person in any Exemption Request. If a Requesting Person fails to provide such additional information or written verification within such period, the Board may, in its sole and absolute discretion, reject such Exemption Request.

7.
Exemption Requests shall be queued and considered on a first-in, first-out basis; provided however that any failure by a Requesting Person to either (i) submit an Exemption Request to the Company in proper form as required by this Exemption Request Process, or (ii) respond promptly to reasonable and appropriate requests from the Board and its advisors for additional information, or verification of information, to assist the Board in making its determination may cause such Requesting Person’s Exemption Request to jeopardize its order of priority in the queue.

8.
The Exemption Request shall be considered and evaluated by directors serving on the Board, or a duly constituted committee thereof, who are independent of the Company and the Requesting Person, did not come to be members of the Board pursuant to any agreement, arrangement or understanding between the Company and the Requesting Person and are disinterested with

Exhibit 99.1

respect to the Exemption Request, and the action of a majority of such independent and disinterested directors shall be deemed to be the determination of the Board for purposes of such Exemption Request.

9.
The Board shall make a determination, in its sole and absolute discretion and on whatever basis it deems appropriate, whether to grant an exemption in response to an Exemption Request as promptly as practicable (and, in any event, within twenty (20) Business Days) after receipt thereof; provided, however, that the failure of the Board to make a determination within such period shall be deemed to constitute the automatic denial by the Board of the Exemption Request.

10.
The Board may make any determination, in its sole and absolute discretion, to approve an Exemption Request in whole or in part, and may subject its approval of an Exemption Request to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of shares of Common Stock in excess of the maximum number and percentage of shares approved by the Board), in each case as and to the extent the Board shall determine, in its sole and absolute discretion, to be necessary or desirable to provide for the protection and preservation of the Company’s net operating loss carryforwards (the “NOLs”).

11.
To the extent that the Board determines, in its sole and absolute discretion, to grant an exemption in response to an Exemption Request, such granted exemption (the “Tax Benefits Plan Exemption”), unless extended by the Board, in its sole and absolute discretion, shall only be valid and effective for twenty (20) Business Days and shall cease to be effective to exempt any acquisition of Common Stock by the Requesting Person at 5:00 p.m. Eastern Time on the twentieth (20th) Business Day following the date that the Board notifies the Requesting Person that the Board had granted the Exemption Request.

12.
To the extent that the Board determines, in its sole and absolute discretion, to reject an Exemption Request, the Board shall have no obligation to justify or explain its determination to the Requesting Person.

13.
To the extent that a Requesting Person elects to purchase any shares of Common Stock pursuant to a Tax Benefits Plan Exemption, the Requesting Person agrees to notify the Company in writing of all such share purchases within two (2) Business Days of any such share purchase or series of share purchases.

14.
The Board shall only grant an exemption in response to an Exemption Request if the Board determines, in its sole and absolute discretion, and in consultation with its tax, financial and legal advisors, that the acquisition of Beneficial Ownership of Common Stock by the Requesting Person would not limit or impair the availability to the Company of its NOLs, taking into consideration among other factors, (i) the most recent analysis of the NOLs and their risk of being limited under Section 382 of the Internal Revenue Code prepared by the Company’s external tax advisors within a six (6) month period immediately preceding the date of receipt by the Company of the Exemption Request, (ii) the other Exemption Requests that the Company has approved during a rolling three-year look-back period, (iii) the extent to which a shareholder

Exhibit 99.1

or a group of shareholders that is deemed to own at least five percent (5%) of the Common Stock have increased their ownership (individually, or collectively with other such five percent (5%) shareholders) of Common Stock from their lowest ownership percentage within a rolling three-year period (“Aggregate Ownership Shift Percentage”), (iv) the proximity of the Aggregate Ownership Shift Percentage to fifty (50) percentage points and taking into consideration the need to provide an appropriate buffer between the Aggregate Ownership Shift Percentage and fifty (50) percentage points, and (v) the extent to which the Company is otherwise at risk of experiencing an “ownership change” that could limit or impair the availability to the Company of its NOLs.

15.	To the extent that there is any conflict or inconsistency between this Exemption Request Process and the Tax Benefits Plan, the terms of the Tax Benefits Plan shall govern and control.

16.
The Board reserves the right, in its sole and absolute discretion, to amend the terms of, suspend, or terminate this Exemption Request Process from time to time without any prior notice to any person except as required by applicable law.

17.	A copy of this Exemption Request Process shall be made available via the investor relations section of the Company’s website.

Please contact Frederic Beckley, the Company’s Executive Vice President and General Counsel, if you have any questions about this Exemption Request Process.

Exhibit 99.1

EXHIBIT A
THE MEET GROUP, INC.
FORM OF EXEMPTION REQUEST

Defined terms herein shall have the meaning ascribed thereto in the Exemption Request Process and the Tax Benefits Plan.

1.	The name and address of the Requesting Person, together with all Affiliates and Associates of the Requesting Person.

2.	The number and percentage of shares of Common Stock then Beneficially Owned by the Requesting Person, together with all Affiliates and Associates of the Requesting Person.

3.
A reasonably detailed description of the transaction or transactions by which the Requesting Person proposes to acquire Beneficial Ownership of Common Stock aggregating to 4.99% or more of the then outstanding Common Stock (or, in the case of an Existing Holder, additional shares of Common Stock).

4.	The maximum number and percentage of shares of Common Stock that the Requesting Person proposes to acquire pursuant to the Exemption Request.

5.	The time period during which the Requesting Person proposes to acquire Common Stock pursuant to the Exemption Request.

6.
Agreement by the Requesting Person not to proceed with any acquisitions of Common Stock contemplated by an Exemption Request until such time, if ever, as such Exemption Request is expressly approved by the Board in a writing provided to the Requesting Person (such approval, a “Tax Benefits Plan Exemption”).

7.	Representations from the Requesting Person with respect to the following:

a.
Representation that, in connection with any purchase of Common Stock contemplated by the Exemption Request, the Requesting Person is not acting in a concerted or coordinated manner with another shareholder of the Company except as disclosed in the Exemption Request.

b.
Representation that, in connection with any purchase of Common Stock contemplated by the Exemption Request, the Requesting Person is not in possession of material, non-public information regarding the Company.

c.
Representation that, in connection with any purchase of Common Stock contemplated by the Exemption Request, the Requesting Person (either alone or together with its advisors) has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of any purchase of Common Stock pursuant to an Exemption Request.

Exhibit 99.1

d.
Representation that, in connection with any purchase of Common Stock contemplated by the Exemption Request, the Requesting Person shall not rely upon any express or implied representations, warranties or statements of any nature made by or on behalf of the Company (other than those contained in the Company’s public filings with the Securities and Exchange Commission or the Company’s other broadly disseminated public disclosures), whether or not any such representations, warranties or statements were made in writing or orally.

8.
Acknowledgement that, in connection with any purchase of Common Stock contemplated by the Exemption Request, the Requesting Person understands that the Company and its officers and Affiliates may possess material non-public information not known to the Requesting Person that may impact the value of the Common Stock (the “Confidential Information”), that the Company has not disclosed to the Requesting Person, including, without limitation, (a) information received by directors, officers and other employees of the Company in their capacities as such, (b) information received by the Company on a confidential basis, and (c) information received by the Company on a privileged basis from its attorneys and financial advisers.

9.
Acknowledgement that, in connection with any purchase of Common Stock contemplated by the Exemption Request, the Requesting Person understands, based on its experience, the disadvantage to which the Requesting Person is subject due to the disparity of information between the Requesting Person and the Company, including, without limitation, the lack of access to the Confidential Information.

10.
Acknowledgement of the Tax Benefits Plan and the terms and conditions thereof, including that any person must seek a waiver or exemption from the Company under the Tax Benefits Plan prior to acquiring beneficial ownership of 4.99% or more of any shares of the Common Stock (or, in the case of Existing Holders, additional shares of Common Stock).

11.
Acknowledgment and agreement that, in connection with any purchase of Common Stock pursuant to a Tax Benefits Plan Exemption, the Company shall have no liability to the Requesting Person whatsoever due to or in connection with the Company’s use or non-disclosure of the Confidential Information, and such Requesting Person hereby irrevocably waives any claims that it might have based on the failure of the Company or any of its Affiliates to disclose the Confidential Information to the Requesting Person, and such Requesting Person hereby irrevocably waives any claims that it might have based on any such acts or omissions.

12.
Acknowledgment and agreement by the Requesting Person that the Company is under no obligation to approve any future Exemption Request, including, but not limited to, an Exemption Request for any future transferee of a Requesting Person.

13.
Acknowledgement and agreement by the Requesting Person that a Tax Benefits Plan Exemption is specific to the Requesting Person, applies only to the Requesting Person and not to any Affiliates, Associates or any other person, and is non-transferrable and non-assignable and,

Exhibit 99.1

accordingly, cannot be sold, assigned, pledged, hypothecated, encumbered, or otherwise transferred to any other Person.

14.
Agreement by the Requesting Person that, to the extent a Requesting Person elects to purchase any shares of Common Stock pursuant to a Tax Benefits Plan Exemption, the Requesting Person shall notify the Company in writing of all such share purchases within two (2) Business Days of any such share purchase or series of share purchases.

15.
The Exemption Request shall be signed and dated by an appropriate officer or authorized person of the Requesting Person representing that all information in the Exemption Request is true, correct and complete in all respects, and that the Exemption Request does not (i) contain any untrue statements of a fact, or (ii) omit to state a fact necessary to make the statements therein not misleading.